Lincoln Variable Insurance Products Trust
LVIP Protected Profile Conservative Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus April 30, 2012
LVIP Protected Profile Conservative Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before choosing to invest your contract assets in the Fund.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Protected Profile Conservative Fund
(Standard and Service Class)
Investment Objective
The investment objective of the LVIP Protected Profile Conservative Fund (the “Fund”), formerly the LVIP Conservative Profile Fund, is to seek a high level of current income with some consideration given to growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses (AFFE)[1]	0.50%	0.50%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.80%	1.05%
1 The AFFE has been restated to reflect the current expenses of the Fund.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$82	$255	$444	$990
Service Class	$107	$334	$579	$1,283
LVIP Protected Profile Conservative Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). The underlying funds invest primarily in equity securities and/or fixed income securities. Under normal circumstances, the Fund invests approximately 40% of its assets in underlying funds which invest primarily in equity securities (stocks) and approximately 60% of its assets in underlying funds which invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds). The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield (junk) bonds, and derivatives.
A smaller allocation will be made to underlying funds that primarily invest in domestic and foreign equity securities (stocks) including large-cap, medium-cap and small-cap equities and both growth and value equity securities. The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund's equity exposure. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains after favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's investment returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
Under certain circumstances, the Fund's use of exchange-traded futures in the protection sub-strategy may increase its economic exposure to equity securities up to a maximum of 50% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 50%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described below and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Conservative Composite.The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
The Protected Profile Conservative Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE NR Index. The Fund's protection sub-strategy may cause the Fund's return to trail the return of the un-hedged composite in strong, increasing markets.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
2LVIP Protected Profile Conservative Fund

Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
• Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds. The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds.
• Passive Management Risk: The Fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Growth Stocks Risk: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other funds that use different investment styles.
• Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the Fund’s shares.
• Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund's yield.
• Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
• Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce an underlying fund's income because it may have to reinvest the proceeds at lower interest rates.
• Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
• Below Investment Grade Bond Risk: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for positions in below investment grade bonds.
• Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
LVIP Protected Profile Conservative Fund3

• Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
• Geographic Concentration Risk: The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
• Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
• Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
• Non-Diversification Risk: The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund's value may decrease because of a single investment or a small number of investments.
4LVIP Protected Profile Conservative Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard and Service Class for the one year, five year and lifetime periods compare with those of a broad measure of market performance. Information has also been included for the Protected Profile Conservative Composite, which is an unmanaged index compiled by LIA, the Fund's adviser, and is constructed as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE NR Index. The Protected Profile Conservative Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the Fund's highest return for a quarter occurred in the second quarter of 2009 at: 11.89%.
The Fund's lowest return for a quarter occurred in the fourth quarter of 2008 at: (8.03%)
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	Lifetime (Since inception 5/3/05)
LVIP Protected Profile Conservative Fund–Standard Class	3.69%	4.69%	5.80%
LVIP Protected Profile Conservative Fund–Service Class	3.45%	4.43%	5.54%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.75%
Protected Profile Conservative Composite	4.00%	3.98%	5.19%
Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011
LVIP Protected Profile Conservative Fund5

Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Protected Profile Conservative Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a high level of current income with some consideration given to growth of capital.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). Under normal circumstances, the Fund invests approximately 40% of its assets in underlying funds which invest primarily in equity securities (stocks) and approximately 60% of its assets in underlying funds which invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style (i.e., index funds). The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign fixed-income securities, including mortgage-backed securities and high yield (junk) bonds, and derivatives. A smaller allocation will be made to underlying funds that primarily invest in domestic and foreign equity securities including large-cap, medium-cap and small-cap equities with both growth and value equity securities. The foreign securities held by the underlying funds will generally be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poors Corporation or are unrated but determined to be of equivalent quality by the underlying funds' investment adviser. Below investment grade bonds include high yield securities (junk bonds) and bank loans and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Emerging market stocks are companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. The adviser also adjusts short futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund’s equity exposure. The Fund will primarily sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. The short futures contracts increase in value as equity markets decline.
During periods of rising equity security prices, the adviser will increase the target level of protection in the Fund in order to protect the growing value of the Fund’s portfolio. During or after severe market downturns, however, the Fund’s adviser will harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will decrease. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The adviser will seek to hedge currency risks involved in the foreign futures contracts. In addition, under certain market conditions, the adviser reserves the right to purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio.
In addition to holding short positions in exchange-traded futures, the adviser may periodically purchase exchange-traded futures contracts (a “long” position in futures) to increase the overall level of economic exposure to equity securities held by the Fund, typically where the Fund is holding idle cash that is awaiting investment in underlying funds. However, at no time will the Fund’s use of futures
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override or change the Fund’s maximum target allocation to equity securities, which is 50% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 50%.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Conservative Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The Protected Profile Conservative Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 30% Wilshire 5000 Total Market IndexSM, 60% Barclays Capital U.S. Aggregate Bond Index and 10% MSCI EAFE NR Index. The Fund's protection sub-strategy may cause the Fund's return to trail the un-hedged return of the Protected Profile Conservative Composite.in strong, increasing markets.
In response to market, economic, political, or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
What are the Underlying Funds?
The Fund operates its fund of funds’ structure in reliance on certain federal securities laws that generally permit a fund to invest in affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Fund has also received an exemptive order from the SEC (Release No. 29196) that permits investment in non-affiliated funds, securities and other investments, subject to certain conditions. The Fund will invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser—LIA—they are considered to be affiliated funds.
The percentage limitation restrictions applicable to investment in non-affiliated funds apply at the time of the investment. Accordingly, investments in funds that are advised by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, that were held by the Fund when DMC was an affiliated of LIA may continue to be held without consideration for the restrictions applicable to investment in non-affiliated funds. On January 4, 2010, Lincoln National Corporation sold Delaware Management Holdings, Inc. to Macquarie Group, which resulted in DMC no longer being an affiliate of LIA. The Fund expects to continue to hold shares in underlying funds that are advised by DMC.
The relative weightings for the Fund in the various underlying funds will vary over time, and the Fund is not required to invest in any particular underlying fund or in any particular percentage. The adviser may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above. The Fund currently expects to invest in some or all of the following affiliated underlying funds: LVIP BlackRock Inflation Protected Bond Fund, LVIP Cohen & Steers Global Real Estate Fund, LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Global Income Fund, LVIP J.P. Morgan High Yield Fund, LVIP Mondrian International Value Fund, LVIP S&P 500 Index Fund, LVIP SSgA Developed International 150 Fund, LVIP SSgA Large Cap 100 Fund, LVIP SSgA International Index Fund and LVIP SSgA Small Cap Index Fund.
Principal Risks
Market Risk. The value of the investments that the Fund holds will fluctuate and may fall. These fluctuations could occur for a single company, an industry, a sector of the economy, or the applicable market as a whole. These fluctuations could cause the value of the Fund's investments to decrease, and you could lose money.
Asset Allocation Risk. The Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Fund is subject to asset allocation risk, which is the risk that the Fund may allocate assets to an asset class that underperforms
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other asset classes. For example, the Fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.
Fund of Funds Risk. Because the Fund invests in the shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds.
The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved. Through its investments in the underlying funds, the Fund is indirectly subject to the risks of the underlying funds' investments.
Passive Management Risk. The Fund's net assets may be invested in underlying funds employing a passive investment style. Funds with a passive investment style use an indexing strategy where individual securities (stocks or bonds) are not selected based on their fundamentals but rather, their inclusion in an index. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track.
Value Stocks Risk. Value stocks may never reach what is believed to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).
Growth Stocks Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.
Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Interest Rate Risk. Interest rate risk is the risk that the value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in these funds.
Credit Risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.
Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce the income of an underlying fund because it may have to reinvest the proceeds at lower interest rates.
Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities.
The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the underlying fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, an underlying fund may not be able to realize the rate of return that it expected.
Below Investment Grade Bond Risk. Investing in “junk” or “high yield” bonds or debt entails greater risk of principal loss than the risk involved in investment grade securities. For underlying funds investing in debt obligations that are assigned a lower credit rating,
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the value of these debt obligations could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
Derivatives Risk. The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates.
Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price.
Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the underlying fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction.
Foreign Securities Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of an underlying fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.
Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require an underlying fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs. These factors may affect the liquidity of an underlying fund's investment in any country.
Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the underlying fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by that fund.
Currency Risk. The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of an underlying fund's foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses.
Geographic Concentration Risk. The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the limited number of countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
Non-Diversification Risk. The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund’s value may decrease because of a single investment or a small number of investments.
Management and Organization
The Fund's business and affairs are managed under the direction of its board of trustees. The board of trustees has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Manager of Managers: The Fund employs a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the Fund's investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of its board of trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the Fund's adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to board oversight) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. The Fund does not currently employ a sub-adviser.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the investment adviser to the Fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA's address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.
The Fund has entered into an investment management agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
The investment adviser, its investment management fee rate, and portfolio manager(s) are shown below. The Fund's SAI provides additional information about the portfolio manager(s)' compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)' ownership of securities in the Fund.
Adviser	LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2011 was 0.20% of the Fund's average net assets).
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the Fund. Mr. Adamson, Vice President and Chief Operating Officer of LIA, has served as Director of Funds Management Operations responsible for managing daily operations since 2004. Mr. Weiss, Vice President and Chief Investment Officer of LIA, joined LIA in 2004 and is responsible for leading due diligence and research, including oversight of LIA's asset allocation services.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
A discussion regarding the basis for the board of trustees approving the investment advisory contract for the Fund is available in the annual report to shareholders for the period ended December 31, 2011.
11

Pricing of Fund Shares
Each Fund in the Trust determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:
• adding the values of all securities investments and other assets;
• subtracting liabilities (including dividends payable); and
• dividing by the number of shares outstanding.
For Funds structured as fund of funds, shares of the underlying mutual funds (excluding ETFs) in which these Funds invest will be valued based upon the NAV of those underlying mutual funds. The NAV of the underlying mutual funds will be calculated by those funds based upon their own securities holdings.
For other types of securities, each Fund in the Trust typically values its investments as follows:
• equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
• U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
• Exchange-traded futures contracts, at the exchange's daily quoted settlement prices.
A Fund's portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the value of a Fund's holdings may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund's board of trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
A Fund would anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before that Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to Lincoln Life, LNY, and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Funds and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Fund. As a result, the Fund discourages such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect Fund investors and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Fund's board of trustees (the “Market Timing Procedures”).
The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The Fund will exercise this right if, among other things, an investor's trading, in the judgment of the Fund, has been or may be disruptive. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.
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The Fund has entered into an agreement with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold shares of the Fund in separate accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund is unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
In its sole discretion, the Fund may revise its Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund also reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-adviser, if any, may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the Fund's shares, as such payments are not made from Fund assets.
For more information, please see the SAI.
13

Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the Fund. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.
Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (“variable contracts”) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
14

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund's Standard and Service Class shares since their inception. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Protected Profile Conservative Fund Standard Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$12.033	$11.287	$9.472	$12.006	$11.392
Income (loss) from investment operations:
Net investment income[2]	0.343	0.311	0.413	0.379	0.276
Net realized and unrealized gain (loss) on investments and foreign currencies	0.097	0.862	1.924	(2.581)	0.605
Total from investment operations	0.440	1.173	2.337	(2.202)	0.881
Less dividends and distributions from:
Net investment income	(0.247)	(0.427)	(0.433)	(0.224)	(0.219)
Net realized gain on investments	—	—	(0.089)	(0.108)	(0.048)
Total dividends and distributions	(0.247)	(0.427)	(0.522)	(0.332)	(0.267)
Net asset value, end of period	$12.226	$ 12.033	$ 11.287	$ 9.472	$12.006
Total return[3]	3.69%	10.49%	24.85%	(18.44%)	7.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,689	$50,853	$42,645	$49,661	$36,768
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.30%	0.30%	0.30%	0.30%	0.33%
Ratio of net investment income to average net assets	2.79%	2.67%	4.01%	3.47%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.69%	2.57%	3.91%	3.42%	2.24%
Portfolio turnover	71%	37%	44%	27%	44%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
15

	LVIP Protected Profile Conservative Fund Service Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$12.031	$11.287	$9.474	$12.000	$11.387
Income (loss) from investment operations:
Net investment income[2]	0.312	0.282	0.387	0.352	0.246
Net realized and unrealized gain (loss) on investments and foreign currencies	0.098	0.860	1.922	(2.578)	0.604
Total from investment operations	0.410	1.142	2.309	(2.226)	0.850
Less dividends and distributions from:
Net investment income	(0.216)	(0.398)	(0.407)	(0.192)	(0.189)
Net realized gain on investments	—	—	(0.089)	(0.108)	(0.048)
Total dividends and distributions	(0.216)	(0.398)	(0.496)	(0.300)	(0.237)
Net asset value, end of period	$ 12.225	$ 12.031	$ 11.287	$ 9.474	$ 12.000
Total return[3]	3.45%	10.21%	24.55%	(18.65%)	7.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$451,904	$406,775	$331,005	$210,871	$161,511
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.55%	0.55%	0.55%	0.55%	0.58%
Ratio of net investment income to average net assets	2.54%	2.42%	3.76%	3.22%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.44%	2.32%	3.66%	3.17%	1.99%
Portfolio turnover	71%	37%	44%	27%	44%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated April 30, 2012, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find further information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the Fund, or to make inquiries. The Fund does not maintain an internet website.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
17

Lincoln Variable Insurance Products Trust
LVIP Protected Profile Moderate Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus April 30, 2012
LVIP Protected Profile Moderate Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before choosing to invest your contract assets in the Fund.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Protected Profile Moderate Fund
(Standard and Service Class)
Investment Objective
The investment objective of the LVIP Protected Profile Moderate Fund (the “Fund”), formerly the LVIP Moderate Profile Fund, is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses (AFFE)[1]	0.52%	0.52%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.80%	1.05%
1 The AFFE has been restated to reflect the current expenses of the Fund.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$82	$255	$444	$990
Service Class	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). The underlying funds invest primarily in equity securities and/or fixed income securities. Under normal circumstances, the Fund invests approximately 60% of its assets in underlying funds which invest primarily in equity securities (stocks) and approximately 40% of its assets in underlying funds which invest primarily in fixed income securities (bonds).
LVIP Protected Profile Moderate Fund1

The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds) or rules-based strategy. The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large-cap, medium-cap and small-cap equities and both growth and value equity securities. The foreign securities held by the underlying fund generally will be from issuers in developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
A smaller allocation will be made to underlying funds that primarily invest in global and domestic fixed income securities, including mortgage-backed bonds and high yield (junk) bonds, and derivatives.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund's equity exposure. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains after favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's investment returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
Under certain circumstances, the Fund's use of exchange-traded futures in the protection sub-strategy may increase its economic exposure to equity securities up to a maximum of 70% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 30%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described below and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Moderate Composite.The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment.
The Protected Profile Moderate Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Fund's protection sub-strategy may cause the Fund's return to trail the return of the un-hedged composite in strong, increasing markets.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
• Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds. The Fund's investment performance is affected by the investment performance of the
2LVIP Protected Profile Moderate Fund

underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds.
• Passive Management Risk: The Fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Growth Stocks Risk: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other funds that use different investment styles.
• Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the Fund’s shares.
• Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund's yield.
• Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
• Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce an underlying fund's income because it may have to reinvest the proceeds at lower interest rates.
• Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
• Below Investment Grade Bond Risk: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for positions in below investment grade bonds.
• Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
• Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
• Geographic Concentration Risk: The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
• Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
• Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
LVIP Protected Profile Moderate Fund3

• Rules-Based Strategy Risk: The Fund will invest in underlying funds that use a rules-based strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effect of any long-term period of poor investment performance.
• Non-Diversification Risk: The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund's value may decrease because of a single investment or a small number of investments.
4LVIP Protected Profile Moderate Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard and Service Class for the one year, five year and lifetime periods compare with those of a broad measure of market performance. Information has also been included for the Protected Profile Moderate Composite, which is an unmanaged index compiled by LIA, the Fund's adviser, and is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Protected Profile Moderate Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2009 at: 14.53%.
The fund's lowest return for a quarter occurred in the fourth quarter of 2008 at: (12.57%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	Lifetime (Since inception 5/3/05)
LVIP Protected Profile Moderate Fund–Standard Class	1.18%	3.06%	5.35%
LVIP Protected Profile Moderate Fund–Service Class	0.92%	2.81%	5.09%
Wilshire 5000 Total Market IndexSM	0.98%	0.12%	3.89%
Protected Profile Moderate Composite	1.12%	2.67%	5.18%
Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
LVIP Protected Profile Moderate Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Protected Profile Moderate Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). Under normal circumstances, the Fund invests approximately 60% of its assets in underlying funds which invest primarily in equity securities (stocks) and approximately 40% of its assets in underlying funds which invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style (i.e., index funds) or rules-based strategy. The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities including large-cap, medium-cap and small-cap equities with both growth and value equity securities. The foreign securities held by the underlying fund generally will be from issuers in developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. A smaller allocation will be made to underlying funds that primarily invest in global and domestic fixed-income securities, including mortgage-backed bonds and high yield (junk) bonds, and derivatives.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poor's Corporation or are unrated but determined to be of equivalent quality by the underlying funds' investment adviser. Below investment grade bonds include high yield securities (junk bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Emerging market stocks are companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. The adviser also adjusts short futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund’s equity exposure. The Fund will primarily sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. The short futures contracts increase in value as equity markets decline.
During periods of rising equity security prices, the adviser will increase the target level of protection in the Fund in order to protect the growing value of the Fund’s portfolio. During or after severe market downturns, however, the Fund’s adviser will harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will decrease. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The adviser will seek to hedge currency risks involved in the foreign futures contracts. In addition, under certain market conditions, the adviser reserves the right to purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio.
In addition to holding short positions in exchange-traded futures, the adviser may periodically purchase exchange-traded futures contracts (a “long” position in futures) to increase the overall level of economic exposure to equity securities held by the Fund, typically where the Fund is holding idle cash that is awaiting investment in underlying funds. However, at no time will the Fund’s use of futures
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override or change the Fund’s maximum target allocation to equity securities, which is 70% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 30%.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Moderate Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The Protected Profile Moderate Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 41% Wilshire 5000 Total Market IndexSM, 40% Barclays Capital U.S. Aggregate Bond Index, 15% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Fund’s protection sub-strategy may cause the Fund’s return to trail the un-hedged return of the Protected Profile Moderate Composite in strong, increasing markets.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
What are the Underlying Funds?
The Fund operates its fund of funds’ structure in reliance on certain federal securities laws that generally permit a fund to invest in affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Fund has also received an exemptive order from the SEC (Release No. 29196) that permits investment in non-affiliated funds, securities and other investments, subject to certain conditions. The Fund will invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser—LIA—they are considered to be affiliated funds.
The percentage limitation restrictions applicable to investment in non-affiliated funds apply at the time of the investment. Accordingly, investments in funds that are advised by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, that were held by the Fund when DMC was an affiliated of LIA may continue to be held without consideration for the restrictions applicable to investment in non-affiliated funds. On January 4, 2010, Lincoln National Corporation sold Delaware Management Holdings, Inc. to Macquarie Group, which resulted in DMC no longer being an affiliate of LIA. The Fund expects to continue to hold shares in underlying funds that are advised by DMC.
The relative weightings for the Fund in the various underlying funds will vary over time, and the Fund is not required to invest in any particular underlying fund or in any particular percentage. The adviser may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above. The Fund currently expects to invest in some or all of the following affiliated underlying funds: LVIP BlackRock Inflation Protected Bond Fund, LVIP Cohen & Steers Global Real Estate Fund, LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Global Income Fund, LVIP J.P. Morgan High Yield Fund, LVIP MFS International Growth Fund, LVIP Mondrian International Value Fund, LVIP S&P 500 Index Fund, LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, LVIP SSgA International Index Fund and LVIP SSgA Small Cap Index Fund.
Principal Risks
Market Risk. The value of the investments that the Fund holds will fluctuate and may fall. These fluctuations could occur for a single company, an industry, a sector of the economy, or the applicable market as a whole. These fluctuations could cause the value of the Fund's investments to decrease, and you could lose money.
Asset Allocation Risk. The Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Fund is subject to asset allocation risk, which is the risk that the Fund may allocate assets to an asset class that underperforms
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other asset classes. For example, the Fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.
Fund of Funds Risk. Because the Fund invests in the shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds.
The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved. Through its investments in the underlying funds, the Fund is indirectly subject to the risks of the underlying funds' investments.
Passive Management Risk. The Fund's net assets may be invested in underlying funds employing a passive investment style. Funds with a passive investment style use an indexing strategy where individual securities (stocks or bonds) are not selected based on their fundamentals but rather, their inclusion in an index. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track.
Value Stocks Risk. Value stocks may never reach what is believed to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).
Growth Stocks Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.
Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Interest Rate Risk. Interest rate risk is the risk that the value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in these funds.
Credit Risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.
Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce the income of an underlying fund because it may have to reinvest the proceeds at lower interest rates.
Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities.
The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the underlying fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, an underlying fund may not be able to realize the rate of return that it expected.
Below Investment Grade Bond Risk. Investing in “junk” or “high yield” bonds or debt entails greater risk of principal loss than the risk involved in investment grade securities. For underlying funds investing in debt obligations that are assigned a lower credit rating,
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the value of these debt obligations could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
Derivatives Risk. The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates.
Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price.
Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the underlying fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction.
Foreign Securities Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of an underlying fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.
Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require an underlying fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs. These factors may affect the liquidity of an underlying fund's investment in any country.
Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the underlying fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by that fund.
Currency Risk. The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of an underlying fund's foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses.
Geographic Concentration Risk. The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the limited number of countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Rules Based Strategy Risk: Some of the underlying funds use a rules based strategy and do not individually select stocks. These funds do not attempt to manage volatility, use defensive strategies, or reduce the effect of any long-term period of poor stock performance.
Hedging Risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
Non-Diversification Risk. The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund’s value may decrease because of a single investment or a small number of investments.
Management and Organization
The Fund's business and affairs are managed under the direction of its board of trustees. The board of trustees has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Manager of Managers: The Fund employs a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the Fund's investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of its board of trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the Fund's adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to board oversight) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. The Fund does not currently employ a sub-adviser.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the investment adviser to the Fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA's address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.
The Fund has entered into an investment management agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
The investment adviser, its investment management fee rate, and portfolio manager(s) are shown below. The Fund's SAI provides additional information about the portfolio manager(s)' compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)' ownership of securities in the Fund.
Adviser	LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2011 was 0.20% of the Fund's average net assets).
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the Fund. Mr. Adamson, Vice President and Chief Operating Officer of LIA, has served as Director of Funds Management Operations responsible for managing daily operations since 2004. Mr. Weiss, Vice President and Chief Investment Officer of LIA, joined LIA in 2004 and is responsible for leading due diligence and research, including oversight of LIA's asset allocation services.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.
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A discussion regarding the basis for the board of trustees approving the investment advisory contract for the Fund is available in the annual report to shareholders for the period ended December 31, 2011.
Pricing of Fund Shares
Each Fund in the Trust determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:
• adding the values of all securities investments and other assets;
• subtracting liabilities (including dividends payable); and
• dividing by the number of shares outstanding.
For Funds structured as fund of funds, shares of the underlying mutual funds (excluding ETFs) in which these Funds invest will be valued based upon the NAV of those underlying mutual funds. The NAV of the underlying mutual funds will be calculated by those funds based upon their own securities holdings.
For other types of securities, each Fund in the Trust typically values its investments as follows:
• equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
• U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
• Exchange-traded futures contracts, at the exchange's daily quoted settlement prices.
A Fund's portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the value of a Fund's holdings may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund's board of trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
A Fund would anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before that Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to Lincoln Life, LNY, and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Funds and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Fund. As a result, the Fund discourages such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect Fund investors and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Fund's board of trustees (the “Market Timing Procedures”).
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The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The Fund will exercise this right if, among other things, an investor's trading, in the judgment of the Fund, has been or may be disruptive. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.
The Fund has entered into an agreement with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold shares of the Fund in separate accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund is unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
In its sole discretion, the Fund may revise its Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund also reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-adviser, if any, may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the Fund's shares, as such payments are not made from Fund assets.
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For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the Fund. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.
Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (“variable contracts”) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.
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Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund's Standard and Service Class shares since their inception. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Protected Profile Moderate Fund Standard Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$11.925	$10.964	$9.071	$12.926	$12.047
Income (loss) from investment operations:
Net investment income[2]	0.286	0.237	0.287	0.320	0.226
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.151)	1.060	2.228	(3.708)	0.885
Total from investment operations	0.135	1.297	2.515	(3.388)	1.111
Less dividends and distributions from:
Net investment income	(0.216)	(0.336)	(0.433)	(0.222)	(0.173)
Net realized gain on investments	—	—	(0.189)	(0.245)	(0.059)
Total dividends and distributions	(0.216)	(0.336)	(0.622)	(0.467)	(0.232)
Net asset value, end of period	$ 11.844	$ 11.925	$ 10.964	$ 9.071	$ 12.926
Total return[3]	1.18%	11.95%	28.04%	(26.62%)	9.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,782	$144,874	$118,173	$118,274	$106,381
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.28%	0.29%	0.28%	0.29%
Ratio of net investment income to average net assets	2.36%	2.10%	2.92%	2.86%	1.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.28%	2.02%	2.83%	2.83%	1.74%
Portfolio turnover	74%	32%	33%	21%	48%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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	LVIP Protected Profile Moderate Fund Service Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$11.924	$10.965	$9.074	$12.919	$12.041
Income (loss) from investment operations:
Net investment income[2]	0.255	0.209	0.263	0.292	0.194
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.150)	1.057	2.225	(3.702)	0.884
Total from investment operations	0.105	1.266	2.488	(3.410)	1.078
Less dividends and distributions from:
Net investment income	(0.186)	(0.307)	(0.408)	(0.190)	(0.141)
Net realized gain on investments	—	—	(0.189)	(0.245)	(0.059)
Total dividends and distributions	(0.186)	(0.307)	(0.597)	(0.435)	(0.200)
Net asset value, end of period	$ 11.843	$ 11.924	$ 10.965	$ 9.074	$ 12.919
Total return[3]	0.92%	11.67%	27.73%	(26.81%)	9.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,263,463	$1,156,976	$954,447	$699,793	$688,803
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.53%	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	2.11%	1.85%	2.67%	2.61%	1.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.03%	1.77%	2.58%	2.58%	1.49%
Portfolio turnover	74%	32%	33%	21%	48%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated April 30, 2012, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find further information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the Fund, or to make inquiries. The Fund does not maintain an internet website.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090
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Lincoln Variable Insurance Products Trust
LVIP Protected Profile Growth Fund
Standard and Service Class
1300 South Clinton Street
Fort Wayne, Indiana 46802
Prospectus April 30, 2012
LVIP Protected Profile Growth Fund (the “Fund”) is a series of the Lincoln Variable Insurance Products Trust (the “Trust”). Shares of the Fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the Fund directly. This prospectus discusses the information about the Fund that you should know before choosing to invest your contract assets in the Fund.
As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

LVIP Protected Profile Growth Fund
(Standard and Service Class)
Investment Objective
The investment objective of the LVIP Protected Profile Growth Fund (the “Fund”), formerly the LVIP Moderately Aggressive Profile Fund, is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses (AFFE)[1]	0.52%	0.52%
Total Annual Fund Operating Expenses (including AFFE)[2]	0.80%	1.05%
1 The AFFE has been restated to reflect the current expenses of the Fund.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$82	$255	$444	$990
Service Class	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds, including exchange-traded funds (“underlying funds”). The underlying funds invest primarily in equity securities and/or fixed income securities. Under normal circumstances, the Fund invests approximately 70% of its assets in underlying funds which invest primarily in equity securities (stocks) and approximately 30% of its assets in underlying funds which invest primarily in fixed income securities (bonds).
LVIP Protected Profile Growth Fund1

The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds) or rules-based strategy. The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large-cap, medium-cap and small-cap equities and both growth and value equity securities.The foreign securities held by the underlying funds generally will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
A smaller allocation will be made to underlying funds that primarily invest in global and domestic fixed income securities, including mortgage-backed bonds and high yield (junk) bonds, and derivatives.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund's equity exposure. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains after favorable market conditions and reduce losses in adverse market conditions. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's investment returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
Under certain circumstances, the Fund's use of exchange-traded futures in the protection sub-strategy may increase its economic exposure to equity securities up to a maximum of 80% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 20%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described below and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Growth Composite.The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.
The Protected Profile Growth Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Fund's protection sub-strategy may cause the Fund's return to trail the return of the un-hedged composite in strong, increasing markets.
The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The Fund is subject to the risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
• Fund of Funds Risk: Because the Fund invests in shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds. The Fund's investment performance is affected by the investment performance of the
2LVIP Protected Profile Growth Fund

underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds.
• Passive Management Risk: The Fund will invest in underlying funds that use an indexing strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Growth Stocks Risk: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the Fund may underperform other funds that use different investment styles.
• Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the Fund’s shares.
• Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the Fund's yield.
• Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
• Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce an underlying fund's income because it may have to reinvest the proceeds at lower interest rates.
• Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
• Below Investment Grade Bond Risk: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for positions in below investment grade bonds.
• Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
• Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
• Geographic Concentration Risk: The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
• Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
• Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
LVIP Protected Profile Growth Fund3

• Rules-Based Strategy Risk: The Fund will invest in underlying funds that use a rules-based strategy and do not individually select securities. These underlying funds do not attempt to manage volatility, use defensive strategies, or reduce the effect of any long-term period of poor investment performance.
• Non-Diversification Risk: The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund's value may decrease because of a single investment or a small number of investments.
4LVIP Protected Profile Growth Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard and Service Class for the one year, five year and lifetime periods compare with those of a broad measure of market performance. Information has also been included for the Protected Profile Growth Composite, which is an unmanaged index compiled by LIA, the Fund's adviser, and is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Protected Profile Growth Composite shows how the Fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2009 at: 16.65%.
The fund's lowest return for a quarter occurred in the fourth quarter of 2008 at: (16.85%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	Lifetime (Since inception 5/3/05)
LVIP Protected Profile Growth Fund–Standard Class	0.02%	1.24%	4.57%
LVIP Protected Profile Growth Fund–Service Class	(0.24%)	0.99%	4.31%
Wilshire 5000 Total Market IndexSM	0.98%	0.12%	3.89%
Protected Profile Growth Composite	(0.28%)	0.58%	4.27%
Investment Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since May 2011
David A. Weiss	Vice President, Chief Investment Officer	Since May 2011
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
LVIP Protected Profile Growth Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP Protected Profile Growth Fund

Investment Objective and Principal Investment Strategies
The investment objective of the Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other mutual funds, including exchange-traded funds (“underlying funds”). Under normal circumstances, the Fund invests approximately 70% of its assets are in underlying funds which invest primarily in equity securities (stocks) and approximately 30% of its assets are in underlying funds which invest primarily in fixed income securities (bonds).
The adviser develops the Fund's asset allocation strategy based on the Fund's investment objective. The Fund will have a substantial portion of its assets in underlying funds employing a passive investment style (i.e., index funds) or rules-based strategy. The Fund's largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities including large-cap, medium-cap and small-cap equities with both growth and value equity securities. The foreign securities held by the underlying funds will be from issuers in both developed and emerging markets. The Fund, through the underlying funds, may invest a large percentage of assets in issuers located in a single country, a small number of countries, or a particular geographic region. A smaller allocation will be made to underlying funds that primarily invest in global and domestic fixed-income securities, including mortgage-backed bonds, high yield (junk) bonds, and derivatives.
Equity Securities (stocks): Generally, growth companies may be expected to have an above-average growth rate, including anticipated growth that may outpace that of the U.S. or local foreign economy. Conversely, value companies are generally those companies whose current market valuation is judged to be below the estimated present or future value of the company. Value companies may be considered based on their favorable earnings prospects and dividend yield potential while growth companies may be considered based on their long-term appreciation prospects and often have relatively low dividend yields.
Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgage and other assets and securities that are rated Baa by Moody's Investors Service or BBB- by Standard & Poors Corporation or are unrated but determined to be of equivalent quality by the underlying fund's investment adviser. Below investment grade bonds include high yield securities (junk bonds) and are rated to be of lower credit quality than investment grade bonds.
Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. The foreign equity and fixed-income securities may include issuers from emerging market countries. Emerging market stocks are companies from an emerging country. An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI.
The Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) using up to 20% of its net assets. The protection sub-strategy consists of using hedging instruments (short positions in exchanged-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Fund’s portfolio securities. The protection sub-strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the overall net risk level of the Fund. The adviser also adjusts short futures positions to realign individual hedges when the adviser rebalances the portfolio’s asset allocation among underlying funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the protection sub-strategy. “Volatility” in this context means variance in the Fund's returns. The adviser will seek to hedge currency risk involved in foreign futures contracts.
The adviser selects individual futures contracts on equity indices of domestic and foreign markets that it believes will have prices that are negatively correlated to the Fund’s equity exposure. The Fund will primarily sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. The short futures contracts increase in value as equity markets decline.
During periods of rising equity security prices, the adviser will increase the target level of protection in the Fund in order to protect the growing value of the Fund’s portfolio. During or after severe market downturns, however, the Fund’s adviser will harvest gains on the Fund’s short futures positions and the amount of short futures held by the Fund will decrease. Even in periods of low volatility in the equity markets, the adviser will continue to use the hedging techniques to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The adviser will seek to hedge currency risks involved in the foreign futures contracts. In addition, under certain market conditions, the adviser reserves the right to purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio.
In addition to holding short positions in exchange-traded futures, the adviser may periodically purchase exchange-traded futures contracts (a “long” position in futures) to increase the overall level of economic exposure to equity securities held by the Fund, typically where the Fund is holding idle cash that is awaiting investment in underlying funds. However, at no time will the Fund’s use of futures override or change the Fund’s maximum target allocation to equity securities, which is 80% of the Fund's assets. Consequently, the Fund's minimum exposure to fixed income securities is 20%.
The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to 0%.
On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund's investment strategy and objective, including revising the weightings among the investments described above and adding or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds to the current allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
The adviser uses various analytical tools and proprietary and third party research to construct the portfolio in ways that seek to outperform the Protected Profile Growth Composite. The underlying fund selection is made based on the Fund’s particular asset allocation strategy, the adviser's desired asset class exposures, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund. Such processes may not achieve the desired results.
The Protected Profile Growth Composite, an unmanaged index compiled by LIA, the Fund's adviser, is constructed as follows: 46% Wilshire 5000 Total Market IndexSM, 30% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE NR Index and 4% MSCI Emerging Markets NR Index. The Fund's protection sub-strategy may cause the Fund's return to trail the un-hedged return of the Profile Growth Composite.
In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.
The Fund is non-diversified for purposes of the Investment Company Act of 1940, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Fund has exposure to a diversified mix of equity securities (stocks) and fixed income securities (bonds).
What are the Underlying Funds?
The Fund operates its fund of funds’ structure in reliance on certain federal securities laws that generally permit a fund to invest in affiliated funds, non-affiliated funds within certain percentage limitations, and other securities. The Fund has also received an exemptive order from the SEC (Release No. 29196) that permits investment in non-affiliated funds, securities and other investments, subject to certain conditions. The Fund will invest in underlying funds that are advised by LIA, which invest directly in equity and fixed income securities. Because these funds are advised by the same adviser—LIA—they are considered to be affiliated funds.
The percentage limitation restrictions applicable to investment in non-affiliated funds apply at the time of the investment. Accordingly, investments in funds that are advised by Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, that were held by the Fund when DMC was an affiliated of LIA may continue to be held without consideration for the restrictions applicable to investment in non-affiliated funds. On January 4, 2010, Lincoln National Corporation sold Delaware Management Holdings, Inc. to Macquarie Group, which resulted in DMC no longer being an affiliate of LIA. The Fund expects to continue to hold shares in underlying funds that are advised by DMC.
The relative weightings for the Fund in the various underlying funds will vary over time, and the Fund is not required to invest in any particular underlying fund or in any particular percentage. The adviser may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds or other types of investment securities, as described above. The Fund currently expects to invest in some or all of the following affiliated underlying funds: LVIP BlackRock Inflation Protected Bond Fund, LVIP Cohen & Steers Global Real Estate Fund, LVIP Delaware Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP Global Income Fund, LVIP J.P. Morgan High Yield Fund, LVIP MFS International Growth Fund, LVIP Mondrian International Value Fund, LVIP S&P 500 Index Fund, LVIP SSgA Developed International 150 Fund, LVIP SSgA Emerging Markets 100 Fund, LVIP SSgA Large Cap 100 Fund, LVIP SSgA International Index Fund and LVIP SSgA Small Cap Index Fund.
Principal Risks
Market Risk. The value of the investments that the Fund holds will fluctuate and may fall. These fluctuations could occur for a single company, an industry, a sector of the economy, or the applicable market as a whole. These fluctuations could cause the value of the Fund's investments to decrease, and you could lose money.
Asset Allocation Risk. The Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Fund is subject to asset allocation risk, which is the risk that the Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be over-weighted in equity securities when the stock market is falling and the fixed income market is rising.
Fund of Funds Risk. Because the Fund invests in the shares of the underlying funds, the Fund is exposed to the same investments as those made by the various underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in those underlying funds.
The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund invests. The Fund's ability to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser's decisions regarding the allocation of the Fund's assets among the underlying funds. There can be no assurance that the investment objective of the Fund or any underlying fund will be achieved. Through its investments in the underlying funds, the Fund is indirectly subject to the risks of the underlying funds' investments.
Passive Management Risk. The Fund's net assets may be invested in underlying funds employing a passive investment style. Funds with a passive investment style use an indexing strategy where individual securities (stocks or bonds) are not selected based on their fundamentals but rather, their inclusion in an index. Passively managed underlying funds will remain fully invested at all times and will be subject to fluctuations in the market indices which they are designed to track.
Value Stocks Risk. Value stocks may never reach what is believed to be their full value, or may even go down in price. Different types of stocks (such as “growth” vs. “value” stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).
Growth Stocks Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when growth investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.
Small and Medium-Cap Companies Risk. Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.
Interest Rate Risk. Interest rate risk is the risk that the value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in these funds.
Credit Risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by an underlying fund and, therefore, the value of such fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.
Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce the income of an underlying fund because it may have to reinvest the proceeds at lower interest rates.
Mortgage-Backed Securities Risk. Mortgage-backed securities are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities.
The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return and exposing the underlying fund to a lower rate of return upon reinvestment of principal. Early payments of the underlying mortgages cause the mortgage-backed securities to experience significantly greater price and yield volatility than is experienced by more traditional fixed-income securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline. If the life of a mortgage-backed security is inaccurately predicted, an underlying fund may not be able to realize the rate of return that it expected.
Below Investment Grade Bond Risk. Investing in “junk” or “high yield” bonds or debt entails greater risk of principal loss than the risk involved in investment grade securities. For underlying funds investing in debt obligations that are assigned a lower credit rating, the value of these debt obligations could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
Derivatives Risk. The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates.
Other risks arise from the potential inability to terminate or sell derivatives positions. If a derivatives transaction is large or if the relevant market is illiquid (as is the case with privately negotiated derivatives), it may be impossible to initiate a desired derivatives transaction or liquidate a position at an advantageous price.
Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. For privately negotiated derivatives, the underlying fund must carefully consider the creditworthiness of the counterparty in order to evaluate the potential credit risk involved with each derivatives transaction.
Foreign Securities Risk. For investments in foreign securities and foreign index futures, additional risks are involved that are not present in U.S. securities and futures. Foreign currency fluctuations or economic, financial or political instability could cause the value of an underlying fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities and futures also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, assets allocated to foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.
Foreign securities can also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as other restrictions on investment. Investing in local markets may require an underlying fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs. These factors may affect the liquidity of an underlying fund's investment in any country.
Emerging Markets Risk. Risk of loss is typically higher for issuers located in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.
Additional risks of emerging market securities may include: greater social, economic and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging market securities may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may cause the underlying fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of emerging market securities held by that fund.
Currency Risk. The value of foreign securities and futures may change as a result of changes in exchange rates reducing the U.S. dollar value of foreign investments. Currency risk is the risk that the U.S. dollar value of an underlying fund's foreign investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by such investments that are denominated in foreign currencies and may increase any losses.
Geographic Concentration Risk. The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the limited number of countries or regions in which an underlying fund invests and could be more volatile than the performance of more geographically-diversified funds.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.
Hedging Risk. There may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
Rules Based Strategy Risk: Some of the underlying funds use a rules based strategy and do not individually select stocks. These funds do not attempt to manage volatility, use defensive strategies, or reduce the effect of any long-term period of poor stock performance.
Non-Diversification Risk. The Fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the Fund’s value may decrease because of a single investment or a small number of investments.
Management and Organization
The Fund's business and affairs are managed under the direction of its board of trustees. The board of trustees has the power to amend the Fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.
Manager of Managers: The Fund employs a “manager of managers” structure. In this regard, the Fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the Fund's investment adviser, without further shareholder approval, to enter into and materially amend any sub-advisory agreement upon approval of its board of trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the Fund's adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to board oversight) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. The Fund does not currently employ a sub-adviser.
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”) is the investment adviser to the Fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA's address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.
Lincoln Life is an insurance company organized under Indiana law and is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.
The Fund has entered into an investment management agreement with LIA. The Fund operates as a “fund of funds.” In this structure, the Fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
The investment adviser, its investment management fee rate, and portfolio manager(s) are shown below. The Fund's SAI provides additional information about the portfolio manager(s)' compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)' ownership of securities in the Fund.
Adviser	LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2011 was 0.20% of the Fund's average net assets).
Portfolio Manager(s)	Kevin J. Adamson, CPA and David A. Weiss, CFA are responsible for the day-to-day management of the Fund. Mr. Adamson, Vice President and Chief Operating Officer of LIA, has served as Director of Funds Management Operations responsible for managing daily operations since 2004. Mr. Weiss, Vice President and Chief Investment Officer of LIA, joined LIA in 2004 and is responsible for leading due diligence and research, including oversight of LIA's asset allocation services.
LIA may hire consultants to assist it in management of the Fund. These consultants will not have management discretion over Fund assets.

A discussion regarding the basis for the board of trustees approving the investment advisory contract for the Fund is available in the annual report to shareholders for the period ended December 31, 2011.
Pricing of Fund Shares
Each Fund in the Trust determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. Each Fund determines its NAV by:
• adding the values of all securities investments and other assets;
• subtracting liabilities (including dividends payable); and
• dividing by the number of shares outstanding.
For Funds structured as fund of funds, shares of the underlying mutual funds (excluding ETFs) in which these Funds invest will be valued based upon the NAV of those underlying mutual funds. The NAV of the underlying mutual funds will be calculated by those funds based upon their own securities holdings.
For other types of securities, each Fund in the Trust typically values its investments as follows:
• equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
• U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
• Exchange-traded futures contracts, at the exchange's daily quoted settlement prices.
A Fund's portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, the value of a Fund's holdings may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.
In certain circumstances, a Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund's board of trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
A Fund would anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before that Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to Lincoln Life, LNY, and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
The Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.
The Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.
Market Timing
Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect the Funds and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Fund. As a result, the Fund discourages such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect Fund investors and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Fund's board of trustees (the “Market Timing Procedures”).

The Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The Fund will exercise this right if, among other things, an investor's trading, in the judgment of the Fund, has been or may be disruptive. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.
The Fund has entered into an agreement with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.
The Fund may rely on frequent trading policies established by insurance companies that hold shares of the Fund in separate accounts to support the insurance contracts. In the event the Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.
Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. The Fund's ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.
As a result of these noted limitations, there is no guarantee that the Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. If the Fund is unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.
In its sole discretion, the Fund may revise its Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund also reserves the right to implement and administer redemption fees in the future.
Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.
Share Classes and Distribution Arrangements
The Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Fund offers shares to insurance companies for allocation to certain of their variable contracts. The Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund's board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.
LIA and its affiliates, including LFD, and/or the Fund's sub-adviser, if any, may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.
If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the Fund's shares, as such payments are not made from Fund assets.

For more information, please see the SAI.
Distribution Policy and Federal Income Tax Considerations
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the Fund. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.
Since all the shares of the Fund sold through variable annuity contracts or variable life insurance contracts (“variable contracts”) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of the Fund's Standard and Service Class shares since their inception. Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.
	LVIP Protected Profile Growth Fund Standard Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$11.420	$10.416	$8.634	$13.386	$12.528
Income (loss) from investment operations:
Net investment income[2]	0.267	0.215	0.191	0.229	0.190
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.270)	1.093	2.277	(4.644)	1.026
Total from investment operations	(0.003)	1.308	2.468	(4.415)	1.216
Less dividends and distributions from:
Net investment income	(0.227)	(0.304)	(0.433)	(0.117)	(0.212)
Net realized gain on investments	—	—	(0.253)	(0.220)	(0.146)
Total dividends and distributions	(0.227)	(0.304)	(0.686)	(0.337)	(0.358)
Net asset value, end of period	$ 11.190	$ 11.420	$ 10.416	$ 8.634	$13.386
Total return[3]	0.02%	12.70%	29.03%	(33.42%)	9.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$128,066	$118,849	$95,887	$107,072	$97,486
Ratio of expenses to average net assets[4]	0.20%	0.20%	0.20%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.28%	0.29%	0.29%	0.28%	0.29%
Ratio of net investment income to average net assets	2.31%	2.01%	2.06%	2.05%	1.44%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	2.23%	1.92%	1.97%	2.02%	1.40%
Portfolio turnover	80%	33%	37%	21%	48%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

	LVIP Protected Profile Growth Fund Service Class
	Year Ended
	12/31/2011 [1]	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Net asset value, beginning of period	$11.421	$10.419	$8.639	$13.377	$12.520
Income (loss) from investment operations:
Net investment income[2]	0.238	0.188	0.168	0.201	0.157
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.270)	1.092	2.275	(4.635)	1.026
Total from investment operations	(0.032)	1.280	2.443	(4.434)	1.183
Less dividends and distributions from:
Net investment income	(0.198)	(0.278)	(0.410)	(0.084)	(0.180)
Net realized gain on investments	—	—	(0.253)	(0.220)	(0.146)
Total dividends and distributions	(0.198)	(0.278)	(0.663)	(0.304)	(0.326)
Net asset value, end of period	$ 11.191	$ 11.421	$ 10.419	$ 8.639	$ 13.377
Total return[3]	(0.24%)	12.42%	28.72%	(33.58%)	9.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$790,994	$704,511	$584,552	$436,286	$500,805
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed and expense paid indirectly[4]	0.53%	0.54%	0.54%	0.53%	0.54%
Ratio of net investment income to average net assets	2.06%	1.76%	1.81%	1.80%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed and expense paid indirectly	1.98%	1.67%	1.72%	1.77%	1.15%
Portfolio turnover	80%	33%	37%	21%	48%
1 Effective after the close of business on April 29, 2011, Wilshire Associates Incorporated no longer serves as the Fund's sub-advisor.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4 Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

General Information
The use of the Fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the Fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, the Fund or a variable account should take.
A conflict could arise that requires a variable account to redeem a substantial amount of assets from the Fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the Fund. Also, the Fund could determine that it has become so large that its size materially impairs investment performance. The Fund would then examine its options.
You can find additional information in the Fund’s SAI, which is on file with the SEC. The Fund incorporates its SAI, dated April 30, 2012, into its prospectus. The Fund will provide a free copy of its SAI upon request.
You can find further information about the Fund’s investments in the Fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will provide a free copy of its annual and semi-annual report upon request.
The Fund will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Fund’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the Fund, or to make inquiries. The Fund does not maintain an internet website.
You can review and copy information about the Fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File No: 811-08090

Lincoln Variable Insurance Products Trust

LVIP Protected Profile Conservative Fund (formerly, LVIP Conservative Profile
Fund)

LVIP Protected Profile Moderate Fund (formerly, LVIP Moderate Profile Fund)

LVIP Protected Profile Growth Fund (formerly, LVIP Moderately Aggressive
Profile Fund)

     1300 South Clinton Street
     Fort Wayne, Indiana 46802
     Statement of Additional Information April 30, 2012

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption - referred to as "Funds" - of Lincoln Variable Insurance Products Trust. Each Fund offers two classes of shares: the Standard Class and the Service Class.

Each Fund's most recent Annual Report to Shareholders, which contains each
Fund's audited financial statements, is hereby incorporated by reference. This
SAI should be read in conjunction with a prospectus for the Funds dated April
30, 2012. You may obtain a copy of a Fund's prospectus or a Fund's annual report on request and without charge. Please write The Lincoln National Life
Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call
800-4-LINCOLN (454-6265).

April 30, 2012

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Item                                                   Page
Description of the Trust and the Funds                  4
Fundamental Investment Restrictions                     4
Additional Investment Strategies and Risks              4
Portfolio Transactions and Brokerage                   14
Portfolio Turnover                                     15
Trustees and Officers                                  15
Investment Adviser                                     21
Portfolio Managers                                     22
Principal Underwriter                                  23
Administration Agreement                               23
Accounting Agreement                                   24
Code of Ethics                                         24
Description of Shares                                  24
Control Persons and Principal Holders of Securities    25
Rule 12b-1 Plan                                        25
Revenue Sharing                                        25
Valuation of Portfolio Securities                      26
Portfolio Holdings Disclosure                          26
Purchase and Redemption Information                    27
Custodian and Transfer Agent                           27
Independent Registered Public Accounting Firm          27
Financial Statements                                   27
Taxes                                                  27
APPENDIX A                                             29
APPENDIX C                                             31

                                                                               3

Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.

Certain investment restrictions for each Fund are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund. There can be no assurance that the objective of a Fund will be achieved.

Each of the Funds is non-diversified within the meaning of the Investment
Company Act of 1940 (1940 Act).

Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each Fund may not:

1. Make investments that will result in the concentration - as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof - of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6. Make loans of any security or make any other loan if, as a result, more than
   33 1-3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the Fund's adviser may elect to engage or not engage in the various strategies and techniques in its sole discretion.
Investors should not assume that any particular discretionary investment technique or strategy will be employed by the adviser to the Funds or by underlying funds at all times, or ever employed.

The following narrative provides additional information concerning the investment strategies, either principal or discretionary, that the Funds may employ and the risks of those investment strategies.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its

4

structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Funds' total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the
Funds' total assets.

Specifically, provisions of the 1940 Act require each fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Funds' total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5%
of a Fund's total assets must maintain continuous asset coverage. If the 300%
asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price)
established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities, Brady Bonds, zero coupon bonds and pay-in-kind bonds. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as
(but not limited to) the European Economic Community and the World Bank, or
other issuers.

Brady Bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind bonds pay interest through the issuance to holders of additional securities.

                                                                               5

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United
States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service
(Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

Exchange-Traded Funds (ETFs). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future.
Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). A Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency)
approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.
Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading

6

volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.
Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. Unless otherwise defined in the prospectus, an emerging market country is a country defined as an emerging or developing economy by the International Monetary Fund or any country included in the MSCI Index. The countries included in this definition will change over time. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S.
dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets.
Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.
The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a
Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S.
Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an Futures Commission Merchant
(FCM) when the contract is entered into and maintain variation margin requirements. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), the fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. The fund has filed a notice pursuant to CFTC
Regulation 4.5 claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Although the fund would deposit with the FCM margin consisting of cash and liquid assets, these assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days.
However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

                                                                               7

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged.
In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

High Yield Fixed Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be "fair" valued in accordance with a Fund's procedures, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser will determine the liquidity of securities purchased by the Funds, subject to oversight by the Board of
Trustees.

The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail itself of Rule 144A under the Securities Act of 1933 which permits the Funds to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

8

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of
1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. In addition, the adviser may invest fund assets in money market funds that they advise or in other investment companies.

Lincoln National Corporation (LNC) Stock. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. The funds are prohibited from purchasing securities issued by LNC or any affiliate thereof.
The funds may, however, hold shares of LNC or affiliates thereof through the funds' investment in underlying index funds whose investment objective is to match the investment performance of a broad-based index.

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers'
acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO)
receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Mortgage-related securities include collaterized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities -  so-called
"non-agency mortgage-backed securities" -  are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S.
Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. However, in 2008, due to concerns related to the mortgage crisis, the Federal Housing Finance Agency placed these agencies into conservatorship and the U.S. government provided them with financial support. There is no assurance that the U.S. government or its agencies will provide Freddie Mac or Fannie Mae with financial support in the future.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal

                                                                               9

payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate.
Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S.
dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. A
Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies.
Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange,
subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

Options on Futures Contracts. A Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put

10

option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss.
This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a Fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise
(in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the
Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

A Fund's written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. A Fund may also cover a written options position by segregating cash or liquid securities equal to the
Fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so.
Although the Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the
Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series

                                                                              11

may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Pledging Assets. A Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing"
restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940
Act.

Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the
Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities.
Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a
Fund which expire without being exercised will result in a loss to the Fund.

Short Sales. Stocks underlying a Fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by a Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the

12

value of the convertible security. A Fund may hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A Fund will be required to segregate securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. A Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously.
Accordingly, a Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a
Fund were to purchase or sell a single option. Similarly, costs incurred by a
Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).

Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy for defensive purposes. If a Fund does so, different factors could affect fund performance and a Fund may not achieve its investment objectives.

U.S. Government Securities. A Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage
Association (GNMA) certificates and Federal Housing Administration (FHA)
debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the
U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers
Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit
Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities
(STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

A Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms.
Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including
Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and
Certificates of Accrual on Treasury Securities (CATS) and may not be deemed
U.S. Government securities.

A Fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S.
Government or its agencies or instrumentalities.

                                                                              13

Portfolio Transactions and Brokerage
The Funds' adviser is responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the
Fund usually includes an undisclosed dealer commission or mark-up. In the U.S.
Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated
commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser currently provides investment advice to a number of other clients.
It will be the practice of the adviser to allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the adviser provides investment advice
(including affiliates of the adviser, as the case may be).

On occasions when the adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including a
Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser regards as a useful supplement of its own internal research capabilities.

The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser; in addition, the adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the adviser and not solely or necessarily for the benefit of the Funds. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2011, December 31, 2010 and December
31, 2009, the Funds did not incur any brokerage commissions and did not allocate any amounts to broker-dealers regarding the provision of certain research, statistics or other information.

No Commissions to Finance Distribution

The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Funds' portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.

14

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund's portfolio securities. The adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a
Fund's current income available for distribution to its shareholders. While the
Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments)
regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

LVIP Protected Profile Conservative Fund experienced an increase in portfolio turnover from 37% in 2010 to 71% in 2011. The increase in portfolio turnover was a result of the advisor repositioning assets due to the implementation of the protection sub-strategy.

LVIP Protected Profile Moderate Fund experienced an increase in portfolio turnover from 32% in 2010 to 74% in 2011. The increase in portfolio turnover was a result of the advisor repositioning assets due to the implementation of the protection sub-strategy.

LVIP Protected Profile Growth Fund experienced an increase in portfolio turnover from 33% in 2010 to 80% in 2011. The increase in portfolio turnover was a result of the advisor repositioning assets due to the implementation of the protection sub-strategy.

Trustees and Officers
The Board of Trustees oversees the management of the Funds and elects the
Trust's officers. The Trustees of the Trust (Trustees) have the power to amend the Trust's bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their successors are elected and qualified. The Trust's officers, who also hold their positions until their successors are elected and qualified, are responsible for the day-to-day operations of the funds.
Information pertaining to the Trustees and executive officers of the Trust is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as "Independent Trustees". The
Trustees were elected or re-elected at the Special Meeting of Stockholders of the Trust on April 5, 2007 to serve until the next shareholders' meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the 64 funds of the Lincoln Variable Insurance
Products Trust and the 5 funds of the Lincoln Advisors Trust.

Interested Trustees

                          Position(s)        Term of Office
Name, Address and          Held With         and Length of
Year of Birth              the Funds          Time Served
----------------------- --------------- -----------------------
Daniel R. Hayes*        Chairman,       Chairman since
Radnor Financial        President and   September 2009;
Center                  Trustee         President and Trustee
150 N. Radnor Chester                   since December 2008
Road
Radnor, PA 19087
YOB: 1957

                                                        Number of
                                                         Funds in
                                  Principal                Fund              Other Board
                                Occupation(s)            Complex             Memberships
Name, Address and                during Past           Overseen by   Held by Trustee during Past
Year of Birth                     Five Years             Trustee             Five Years
----------------------- ----------------------------- ------------- ----------------------------
Daniel R. Hayes*        Vice President, The Lincoln        69       Lincoln Advisors Trust
Radnor Financial        National Life Insurance
Center                  Company; Formerly: Senior
150 N. Radnor Chester   Vice President, Fidelity
Road                    Investments
Radnor, PA 19087
YOB: 1957

* Daniel R. Hayes, currently Chairman and President of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln
Life.

Independent Trustees

                                                                                        Number of
                                                                                         Funds in
                                                                     Principal             Fund              Other Board
                          Position(s)      Term of Office          Occupation(s)         Complex             Memberships
Name, Address and          Held With       and Length of            during Past        Overseen by   Held by Trustee during Past
Year of Birth              the Funds        Time Served             Five Years           Trustee             Five Years
------------------------ ------------- --------------------- ------------------------ ------------- ----------------------------
Michael D. Coughlin      Trustee       Trustee since April   Management Consultant,        69       Merrimack County Savings
1300 S. Clinton Street                 2007                  Owner of Coughlin                      Bank; Trustee of Merrimack
Fort Wayne, IN 46802                                         Associates                             Bankcorp, MHC; Lincoln
YOB: 1942                                                                                           Advisors Trust

                                                                              15

                          Position(s)       Term of Office
Name, Address and          Held With         and Length of
Year of Birth              the Funds          Time Served
------------------------ ------------- ------------------------
Nancy L. Frisby          Trustee       Trustee since April
1300 S. Clinton Street                 1992
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager       Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon,           Trustee       Trustee since February
Ph.D.                                  2006; formerly:
1300 S. Clinton Street                 Advisory Trustee from
Fort Wayne, IN 46802                   November 2004 to
YOB: 1948                              February 2006
Thomas D. Rath           Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella        Trustee       Trustee since February
1300 S. Clinton Street                 1998
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Trustee       Trustee since August
1300 S. Clinton Street                 2004
Fort Wayne, IN 46802
YOB: 1943

                                                         Number of
                                                          Funds in
                                   Principal                Fund              Other Board
                                 Occupation(s)            Complex             Memberships
Name, Address and                 during Past           Overseen by   Held by Trustee during Past
Year of Birth                      Five Years             Trustee             Five Years
------------------------ ----------------------------- ------------- ----------------------------
Nancy L. Frisby          Retired; Formerly: Senior          69       Lincoln Advisors Trust
1300 S. Clinton Street   Vice President and Chief
Fort Wayne, IN 46802     Financial Officer, Desoto
YOB: 1941                Memorial Hospital
Elizabeth S. Hager       Retired, State                     69       Lincoln Advisors Trust
1300 S. Clinton Street   Representative, State of
Fort Wayne, IN 46802     New Hampshire; Retired,
YOB: 1944                Executive Director, United
                         Way of Merrimack County
Gary D. Lemon,           Joseph Percival Allen, III,        69       Lincoln Advisors Trust
Ph.D.                    University Professor;
1300 S. Clinton Street   James W. Emison Director
Fort Wayne, IN 46802     of the Robert C.
YOB: 1948                McDermond Center for
                         Management and
                         Entrepreneurship;
                         Professor of Economics
                         and Management, DePauw
                         University
Thomas D. Rath           Managing Partner, Rath,            69       Associated Grocers of New
1300 S. Clinton Street   Young, and Pignatelli, P.C.                 England; Lincoln Advisors
Fort Wayne, IN 46802                                                 Trust
YOB: 1945
Kenneth G. Stella        Retired; Formerly:                 69       Advisory Board of Harris
1300 S. Clinton Street   President Emeritus, Indiana                 Bank; St. Vincent Health;
Fort Wayne, IN 46802     Health Association,                         Lincoln Advisors Trust
YOB: 1943                Formerly: President,
                         Indiana Hospital & Health
                         Association
David H. Windley         Retired, Formerly: Director        69       Lincoln Advisors Trust
1300 S. Clinton Street   of Blue & Co., LLC
Fort Wayne, IN 46802
YOB: 1943

Officers Who Are Not Trustees

                            Position(s)        Term of Office
Name, Address and            Held With         and Length of
Year of Birth                the Funds          Time Served
------------------------ ---------------- -----------------------
Kevin J. Adamson         Vice President   Vice President since
1300 S. Clinton Street                    June 2011; Formerly:
Fort Wayne, IN 46802                      Second Vice President
YOB: 1966                                 since May 2006

                                                        Number of
                                                         Funds in
                                   Principal               Fund              Other Board
                                 Occupation(s)           Complex             Memberships
Name, Address and                 during Past          Overseen by   Held by Trustee during Past
Year of Birth                     Five Years             Trustee             Five Years
------------------------ ---------------------------- ------------- ----------------------------
Kevin J. Adamson         Vice President and Chief          N/A                   N/A
1300 S. Clinton Street   Operating Officer, Lincoln
Fort Wayne, IN 46802     Investment Advisors
YOB: 1966                Corporation; Vice
                         President, Director of
                         Funds Management, The
                         Lincoln National Life
                         Insurance Company;
                         Formerly: Director of
                         Financial Operations, Swiss
                         Re/Lincoln Re

16

                             Position(s)         Term of Office
Name, Address and             Held With           and Length of
Year of Birth                 the Funds            Time Served
------------------------ ------------------ ------------------------
Jeffrey D. Coutts        Senior Vice        Senior Vice President
1300 S. Clinton Street   President and      and Treasurer since
Fort Wayne, IN 46802     Treasurer          March 2012
YOB: 1969
Diann L. Eggleston       Vice President     Vice President since
1300 S. Clinton Street                      June 2011; Formerly:
Fort Wayne, IN 46802                        Assistant Vice
YOB: 1962                                   President since March
                                            2008
William P. Flory, Jr.    Chief Accounting   Vice President since
1300 S. Clinton Street   Officer and Vice   June 2011; Chief
Fort Wayne, IN 46802     President          Accounting Officer
YOB: 1961                                   since May 2006;
                                            Formerly: Second Vice
                                            President since 2007
David A. Weiss           Vice President     Vice President since
One Granite Place                           June 2011; Formerly:
Concord, NH 03301                           Assistant Vice
YOB: 1976                                   President since August
                                            2007
John (Jack) A.           Vice President     Chief Compliance
Weston                   and Chief          Officer since May 2007
One Granite Place        Compliance
Concord, NH 03301        Officer
YOB: 1959
Jill R. Whitelaw         Secretary and      Secretary since June
Radnor Financial         Chief Legal        2011
Center                   Officer
150 N. Radnor Chester
Road
Radnor, PA 19087
YOB: 1963

                                                         Number of
                                                          Funds in
                                   Principal                Fund              Other Board
                                 Occupation(s)            Complex             Memberships
Name, Address and                 during Past           Overseen by   Held by Trustee during Past
Year of Birth                      Five Years             Trustee             Five Years
------------------------ ----------------------------- ------------- ----------------------------
Jeffrey D. Coutts        Treasurer, Lincoln National        N/A                   N/A
1300 S. Clinton Street   Corporation; Formerly:
Fort Wayne, IN 46802     Senior Vice President,
YOB: 1969                Insurance Solutions
                         Financial Management, The
                         Lincoln National Life
                         Insurance Company;
                         Formerly: Vice President,
                         Product Development,
                         Employer Markets Division,
                         The Lincoln National Life
                         Insurance Company
Diann L. Eggleston       Vice President, Lincoln            N/A                   N/A
1300 S. Clinton Street   National Corporation
Fort Wayne, IN 46802
YOB: 1962
William P. Flory, Jr.    Second Vice President and          N/A                   N/A
1300 S. Clinton Street   Director of Separate
Fort Wayne, IN 46802     Account Operations, The
YOB: 1961                Lincoln National Life
                         Insurance Company
David A. Weiss           Vice President and Chief           N/A                   N/A
One Granite Place        Investment Officer, Lincoln
Concord, NH 03301        Investment Advisors
YOB: 1976                Corporation; Vice
                         President, Funds
                         Management Research,
                         The Lincoln National Life
                         Insurance Company;
                         Formerly: Director, Funds
                         Management Research;
                         Mutual Fund/Securities
                         Analyst; Senior Mutual
                         Fund Analyst, Jefferson
                         Pilot Corp.
John (Jack) A.           Vice President, Investment         N/A                   N/A
Weston                   Advisor Chief Compliance
One Granite Place        Officer, The Lincoln
Concord, NH 03301        National Life Insurance
YOB: 1959                Company; Formerly:
                         Treasurer, Jefferson Pilot
                         Variable Fund, Inc.
Jill R. Whitelaw         Chief Counsel - Funds              N/A                   N/A
Radnor Financial         Management, Lincoln
Center                   National Corporation; Of
150 N. Radnor Chester    Counsel - Montgomery,
Road                     McCracken, Walker &
Radnor, PA 19087         Rhoades; Director - Merrill
YOB: 1963                Lynch & Co.

Trustee Qualifications

The following is a brief description of the experience and attributes of each
Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust's Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange
Commission, and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.

                                                                              17

Michael D. Coughlin. Mr. Coughlin has served as a Trustee of Lincoln Variable
Insurance Products Trust since 2007 and as a Trustee of Lincoln Advisors Trust since June 2011. Mr. Coughlin previously served as a Director of the Jefferson
Pilot Variable Fund, Inc. (JPVF) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mike is owner of Michael D. Coughlin Associates (General
Management Consulting) and previously was President of Concord Litho Company,
Inc. from 1985 to 1999. Mr. Coughlin's background includes Chairman or
President roles in a number of companies and charitable organizations. He is currently a Trustee of Merrimack County Savings Bank in New Hampshire. Through
his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.

Nancy L. Frisby. Ms. Frisby has been a Trustee for the Lincoln Variable
Insurance Products Trust since 1992 and has served as a Trustee of the Lincoln
Advisors Trust since June 2011. Ms. Frisby served as the Senior Vice President
(since 2000) and Chief Financial Officer of the DeSoto Memorial Hospital,
Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of
Miami School of Medicine and the Chief Financial Officer of St. Joseph Medical
Center, Fort Wayne, IN. Ms. Frisby is a member of the American Institute of
Certified Public Accountants and the Indiana CPA Society. She is a former officer of the Fort Wayne Chapter of the Financial Executives Institute, and
previously served as Board Chair of the Byron Health Center in Fort Wayne.
Through her experience, Ms. Frisby brings leadership and financial insight as
Chair of the Audit Committee.

Elizabeth S. Hager. Ms. Hager has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2007 and as a Trustee of Lincoln Advisors Trust since June 2011. She previously served as a Director of the Jefferson Pilot
Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice
President of Granite United Way until her retirement in 2011. Ms. Hager has also served as a State Representative in the State of New Hampshire for 26
years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Daniel R. Hayes. Mr. Hayes has served as President and Trustee of the Lincoln
Variable Insurance Products Trust since 2008 and as its Chairman since 2009. He has served as President, Chairman and Trustee of the Lincoln Advisors Trust
since June 2011. Mr. Hayes joined Lincoln Financial Group as Head of Funds
Management in 2008. Mr. Hayes also serves as President and Director of Lincoln
Investment Advisors Corporation. Mr. Hayes previously served as Senior Vice
President with Fidelity Investments, managing Fidelity's business and relationships with insurance companies. Prior to his employment with Fidelity,
Mr. Hayes served as Vice President with Provident Mutual Life Insurance Company and as Vice President with Ameritas Financial. Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.

Gary D. Lemon. Dr. Lemon served as Advisory Trustee for the Lincoln Variable
Insurance Products Trust since 2004 and as a Trustee since 2006. He has served as a Trustee of Lincoln Advisors Trust since June 2011. Dr. Lemon has a
Master's Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a
Professor of Economics at DePauw University. Dr. Lemon currently is the Joseph
Percival Allen III University Professor and is the Director of the McDermond
Center for Management and Entrepreneurship. He has served on several committees and in various advisory roles in both the community and university settings.
Through his experience, Dr. Lemon brings academic and investment insight as the
Chair of the Investment Committee.

Thomas D. Rath. Mr. Rath has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2007. He has served as a Trustee of Lincoln
Advisors Trust since June 2011. He previously served as a Director of the
Jefferson Pilot Variable Fund, Inc. since 1997. Mr. Rath, currently Chairman of
Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and
Attorney General of the State of New Hampshire. Through his experience, Mr.
Rath brings a legal and legislative perspective to the Board.

Kenneth G. Stella. Mr. Stella has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 1998. He has served as a Trustee of Lincoln
Advisors Trust since June 2011. Mr. Stella is President Emeritus of the Indiana
Hospital Association, Indianapolis, Indiana ("Association"). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services.
Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the Lead
Independent Trustee and Chair of the Nominating and Governance Committee.

David H. Windley. Mr. Windley has served as a Trustee of the Lincoln Variable
Insurance Products Trust since 2004. He has served as a Trustee of Lincoln
Advisors Trust since June 2011. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight to the Board.

Each Trustee also has familiarity with the Lincoln Advisors Trust, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her prior service as a Trustee of the Lincoln Variable Insurance Products
Trust.

18

Board Oversight

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust's day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The
Board is currently comprised of eight trustees, seven of whom are classified under the 1940 Act as "non-interested" persons of the Trust (Independent
Trustees) and one of whom is classified as an interested person of the Trust
(Interested Trustees). An Interested Trustee serves as the Chairperson of the
Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent
Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead
Independent Trustee is the Independent Trustee that is currently serving as the
Chairperson of the Nominating and Governance Committee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The
Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief
Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust's activities, review the fund's financial statements, oversee compliance with regulatory requirements and review investment performance. The Independent
Trustees are represented by independent legal counsel at Board meetings.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the investment performance of the funds with the adviser at each of its regularly scheduled quarterly Board meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund's investment policies or restrictions. With respect to compliance matters, the Trust's Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust's compliance policies and procedures and any material compliance issues that arose during the quarter and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of funds in the Trust, the total assets of the
Trust and the general nature of the funds' investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

Board Committees

The Board of Trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the Board of
Trustees and for reporting the result of their activities to the Board. The
Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board's responsibility to shareholders of the Trust and others relating to oversight of fund accounting, the Trust's systems of control, the
Trust's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust's accounting policies, financial reporting and internal control systems. The members of the
Audit Committee include independent trustees: Nancy L. Frisby, Elizabeth S.
Hager, and David H. Windley. The Audit Committee met four times during the last fiscal year.

The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee are: Michael D.
Coughlin, Gary D. Lemon and Thomas D. Rath. The Investment Committee met four times during the last fiscal year.

The Board of Trustees has established a Nominating and Governance Committee.
The current members of the committee are: Nancy L. Frisby, Elizabeth S. Hager,
Kenneth G. Stella and David H. Windley. The Nominating and Governance Committee
is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The
Nominating and Governance Committee met twice during the last fiscal year. The
Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Nominating and
Governance Committee, c/o The Lincoln National Life Insurance Company, P.O. Box
2340, Fort Wayne, Indiana 46801.

Ownership of Securities

As of December 31, 2011, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2011, the dollar range of equity securities owned beneficially by each Trustee in the
Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

                                                                              19

Interested Trustees

                                                                       Aggregate Dollar Range of Equity
                                                                    Securities in All Registered Investment
                                                                       Companies Overseen by Trustee in
Name of Trustee    Dollar Range of Equity Securities in the Funds       Family of Investment Companies
----------------- ------------------------------------------------ ----------------------------------------
Daniel R. Hayes                         None                                         None

Independent Trustees

Name of Trustee                     Dollar Range of Equity Securities in the Funds
--------------------- --------------------------------------------------------------------------
Michael D. Coughlin               LVIP SSgA Emerging Markets 100 Fund - $1-$10,000
                                      LVIP SSgA Large Cap 100 Fund - $1-$10,000
                                 LVIP SSgA Small-Mid Cap 200 Fund - $10,001-$50,000
Nancy L. Frisby       LVIP Delaware Foundation Conservative Allocation Fund - $50,001-$100,000
                               LVIP Delaware Growth and Income Fund - $10,001-$50,000
                               LVIP Delaware Social Awareness Fund - $50,001-$100,000
                             LVIP Delaware Special Opportunities Fund - $50,001-$100,000
                                  LVIP SSgA Small Cap Index Fund - $10,001-$50,000
Elizabeth S. Hager             LVIP Delaware Growth and Income Fund - $10,001-$50,000
                                LVIP Delaware Social Awareness Fund - $10,001-$50,000
                                  LVIP Janus Capital Appreciation Fund - $1-$10,000
                                 LVIP Mondrian International Value Fund - $1-$10,000
                                  LVIP Protected Profile Moderate Fund - $1-$10,000
                                   LVIP Protected Profile Growth Fund - $1-$10,000
Gary D. Lemon                  LVIP Delaware Growth and Income Fund - $10,001-$50,000
Thomas D. Rath                    LVIP Delaware Growth and Income Fund - $1-$10,000
                                        LVIP Global Income Fund - $1-$10,000
                                  LVIP SSgA Emerging Markets 100 Fund - $1-$10,000
                                  LVIP T. Rowe Price Growth Stock Fund - $1-$10,000
Kenneth G. Stella               LVIP Delaware Social Awareness Fund - $10,001-$50,000
                             LVIP Delaware Special Opportunities Fund - $10,001-$50,000
David H. Windley                        LVIP Delaware Bond Fund - $1-$10,000
                                LVIP Delaware Social Awareness Fund - $10,001-$50,000
                             LVIP Delaware Special Opportunities Fund - $10,001-$50,000
                                   LVIP MFS International Growth Fund - $1-$10,000
                                 LVIP Mondrian International Value Fund - $1-$10,000
                            LVIP SSgA Developed International 150 Fund - $10,001-$50,000
                                LVIP SSgA Emerging Markets 100 Fund - $10,001-$50,000
                                 LVIP Wells Fargo Intrinsic Value Fund - $1-$10,000

                          Aggregate Dollar Range of Equity
                       Securities in All Registered Investment
                          Companies Overseen by Trustee in
Name of Trustee            Family of Investment Companies
--------------------- ----------------------------------------
Michael D. Coughlin   $ 10,001-$50,000
Nancy L. Frisby                    Over $100,000
Elizabeth S. Hager    $50,001-$100,000
Gary D. Lemon         $ 10,001-$50,000
Thomas D. Rath        $      1-$10,000
Kenneth G. Stella     $50,001-$100,000
David H. Windley      $50,001-$100,000

20

Compensation

The following table sets forth the compensation paid to the independent trustees by the Trust and by the Fund Complex for the fiscal year ended
December 31, 2011:

                                     Aggregate Compensation      Total Compensation from the
Name of Person, Position                 from the Trust            Trust and Fund Complex
--------------------------------    ------------------------    ----------------------------
  Michael D. Coughlin, Trustee               $84,500                       $84,500
  Nancy L. Frisby, Trustee                   $90,500                       $90,500
  Elizabeth S. Hager, Trustee                $85,500                       $85,500
  Gary D. Lemon, Trustee                     $91,500                       $91,500
  Thomas D. Rath, Trustee                    $84,500                       $84,500
  Kenneth G. Stella, Trustee                 $95,500                       $95,500
  David H. Windley, Trustee                  $85,500                       $85,500

Investment Adviser
Investment Adviser. Lincoln Investment Advisors Corporation (LIA or the
adviser) is the investment adviser to the Funds. LIA is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance
Company (Lincoln Life). LIA's address is One Granite Place, Concord, New
Hampshire 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln
National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Pursuant to the Investment Management Agreement (the Management Agreement), LIA
manages the Fund's portfolio investments and reports to the Board of Trustees.
With limited exception, the Fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the Funds' books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports;
and, legal services provided by LIA or an affiliate of LIA.

The advisory fee rates payable by each Fund to LIA are set forth in the following table:

                                           Annual Fee Rate Based on                       Investment Management
Fund                                       Average Daily Net Asset Value                  Agreement Effective Date
------------------------------------------ ---------------------------------------------- -------------------------
LVIP Protected Profile Conservative Fund   0.25% of the fund's average daily net assets   April 30, 2007
LVIP Protected Profile Moderate Fund       0.25% of the fund's average daily net assets   April 30, 2007
LVIP Protected Profile Growth Fund         0.25% of the fund's average daily net assets   April 30, 2007

Advisory Fees Paid by Each Fund

For the last three fiscal years, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:

                                                        2011           2010          2009
                                                   -------------- ------------- -------------
   LVIP Protected Profile Conservative Fund.......  $   949,980*   $  827,428    $  637,471
   LVIP Protected Profile Moderate Fund...........  $ 2,758,316*   $2,300,581    $1,823,900
   LVIP Protected Profile Growth Fund.............  $ 1,789,698*   $1,436,769    $1,163,158

* Effective December 29, 2011, the Funds' names changed to LVIP Protected
  Profile Conservative Fund (formerly LVIP Conservative Profile Fund), LVIP
  Protected Profile Moderate Fund (formerly LVIP Moderate Profile Fund) and
  LVIP Protected Profile Growth Fund (formerly Moderately Agressive Profile
  Fund) due to teh Funds implementing an actively managed risk-management overlay ("protection sub-strategy").

Expense Reimbursement

For the last three fiscal years, LIA reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:

                                                        2011        2010        2009
                                                    ----------- ----------- -----------
   LVIP Protected Profile Conservative Fund........  $216,477    $192,839    $164,268
   LVIP Protected Profile Moderate Fund............  $420,169    $352,481    $323,326
   LVIP Protected Profile Growth Fund..............  $312,417    $265,332    $240,305

                                                                              21

The adviser has contractually agreed to reimburse each Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.30% of average daily net assets for the Standard Class of the Fund (and 0.55% for the
Service Class). The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the
Trust's board of trustees and the adviser.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

Consulting Services. LIA has retained Wilshire Associates Incorporated
(Wilshire) and Milliman Financial Risk Management LLC (Milliman) to provide consulting services to LIA relating to the Funds. LIA pays consulting fees to such entities out of its advisory fees. Neither Wilshire or Milliman has discretionary authority and cannot determine which securities the Funds will purchase or sell.

Service marks. The service marks for the Funds and the name "Lincoln" have been adopted by the Funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event LIA should not be the investment adviser of the Funds.

Fund Expenses. Expenses specifically assumed by the Fund under its advisory agreement include, among others, compensation and expenses of the Trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. The Board of Trustees has delegated to
LIA the responsibility for voting any proxies relating to portfolio securities held by any of the Funds in accordance with the Fund's proxy voting policies and procedures. The proxy voting policies and procedures for these Funds are attached hereto as Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling 800-4LINCOLN (454-6265); and (2)
on the SEC's website at http://
www.sec.gov.

Portfolio Managers
The following provides information regarding each portfolio manager's other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager."

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31,
2011.

                                                  Registered                    Other Pooled
                                             Investment Companies           Investment Vehicles
                                        ------------------------------ ------------------------------
                                         Number of   Total Assets* in   Number of   Total Assets* in
Portfolio Manager                         Accounts     the Accounts      Accounts     the Accounts
--------------------------------------- ----------- ------------------ ----------- ------------------
Lincoln Investment Advisors Corporation
Kevin Adamson..........................        27         $5,386               0           $0
David Weiss............................        27         $5,386               0           $0

                                               Other Accounts
                                        -----------------------------
                                         Number of   Total Assets* in
Portfolio Manager                         Accounts     the Accounts
--------------------------------------- ----------- -----------------
Lincoln Investment Advisors Corporation
Kevin Adamson..........................         0           $0
David Weiss............................         0           $0

*in millions of dollars

Other Accounts Managed with Performance-Based Advisory Fees

The portfolio managers were not primarily responsible for any account with respect to which the advisory fee is based on the performance of the account.

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another
Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and Accounts.

Lincoln Investment Advisors Corporation

22

LIA manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as "fund of funds." Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions for each
Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to the Fund.
Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to a Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.

The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.

The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its investors, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interest for the time and attention of portfolio managers.

LIA has adopted and implemented policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA's Code of Ethics.

Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

Beneficial Interest of Portfolio Managers

Information regarding securities of each LVIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.

As of the Funds' fiscal year ended December 31, 2011, no portfolio manager beneficially owned shares of any Fund.

Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road,
Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated January 1,
2012. LFD is an affiliate of LIA, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the
Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of fund shares. For fiscal years 2009, 2010, and
2011, LFD received $13,174,762, $19,125,575, and $31,031,433, respectively, in compensation from the Trust.

Administration Agreement
The Trust has entered into an Administration Agreement with The Lincoln
National Life Insurance Company (Lincoln Life) an affiliate of LIA and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others:
coordination of all service providers; providing corporate secretary services;
providing personnel and office space; maintenance of each Fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. For 2011, the
Trust paid Lincoln Life a monthly fee which was .01% of the average daily net assets of each Fund during the month. Beginning January 1, 2012, the Trust began paying Lincoln

                                                                              23

Life a monthly fee of .008% of the average daily net assets of each Fund during the month and will pay Lincoln Life for the cost of internal legal services provided to the Trust. For providing these administrative services for fiscal years 2009, 2010 and 2011, the Trust paid Lincoln Life $862,727, $1,045,236, and $2,210,894, respectively.

Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (Accounting Agreement) with The Bank of New York Mellon
(BNYM), effective October 1, 2007, pursuant to which BNYM provides certain accounting services for the Funds. Services provided under the Accounting
Agreement include, among others, functions related to calculating the daily net asset values of each Fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays BNYM an annual fee of $47,000, plus certain out-of-pocket expenses.

For fiscal years 2009, 2010 and 2011, the Trust paid BNYM an annual fee of
$4,160,067, $5,577,805, and $7,279,661, respectively.

Code of Ethics
The Trust, LIA and LFD have each adopted a Code of Ethics pursuant to Rule
17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these
Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the funds. The Trust's Code of Ethics requires reporting to the Board of Trustees of material compliance violations.

Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The
Trust's Certificate of Trust is on file with the Secretary of State of
Delaware. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 64 funds organized as separate series of shares. The Agreement and Declaration of
Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers two classes of shares: the Standard Class and the
Service Class. The two classes of shares are identical, except that Service
Class shares are subject to a distribution and service plan (Plan). The Plan allows each fund to pay distribution and service fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The Plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this
SAI.

Each fund's shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this
SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the
Trust voting without regard to individual funds. In such matters, all shares of the Trust have equal voting rights.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of

24

at least 10% of the shares outstanding and entitled to vote may require the
Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing
Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities
Because the Funds are available as investments for variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with voting instructions received by owners of the Variable Contracts.

For these Funds, the insurance companies include, without limitation, (1) The
Lincoln National Life Insurance Company (Lincoln Life), an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2) Lincoln Life &
Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802; and (3) other third party insurance companies.

As of March 6, 2012, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund's outstanding shares, except for the insurance company shareholders.

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Service Class of shares of each Fund. As previously noted, the Trust offers shares of beneficial interest to Insurance
Companies for allocation to certain of their Variable Contracts. The Trust may pay Insurance Companies or others, out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or a Variable
Contract offering Service Class. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders and contract owners or dealers and their representatives; and
other distribution-related expenses. Payments made under the Plan may also be used to pay insurance companies, dealers or others for, among other things:
service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract offering Service
Class may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each Service Class of a Fund to pay to Insurance Companies or others, a monthly fee (Plan Fee) not to exceed 0.35%
per annum of the average daily net asset value of the Service Class shares of such Fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the funds. The Plan Fee may be adjusted by the Trust's Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or Independent Trustee of a Fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and contract owners of the Service Class of the Fund. Each year, the Trustees must make this determination for the Plan to be continued.

For the fiscal year ended December 31, 2011, the total amount of Plan Fees paid by the Service Class shares of the Funds was approximately $31,031,433. For the fiscal year ended December 31, 2011, the Plan Fees paid by the Service Class were used for compensation to broker-dealers and sales personnel, for printing and mailing of prospectuses to other than current shareholders, and for other distribution-related expenses.

Revenue Sharing
LIA and its affiliates, including LFD, may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the
Funds, to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of Fund shares or the sales of insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). For example,
LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares and the products that include the Fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such

                                                                              25

payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales, the Funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the Funds'
shares and the products that contain the funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities
A Fund determines its net asset value per share by subtracting its liabilities
(including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the Funds'
prospectus under the "Net Asset Value" section, the value of the Funds'
investments is determined as follows.

Options Trading. For Funds engaging in options trading, Fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. A Fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. For those Funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For Funds investing in foreign securities, the value of a foreign portfolio security held by the Fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, the fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the Fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the Fund.

Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

Fund management may provide the Funds' top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the Funds in their products (Insurance Companies). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep the nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance
Companies may include this information in marketing and other public materials
(including via website posting) 15 days after the end of the quarter.

Fund management will post all of the holdings for each Fund to a publicly available website no earlier than 25 calendar days after quarter end. In addition, fund management may post all of the holdings for each Fund no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings of such fund of funds. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.

Fund management may also provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public. Fund management currently provides holdings information to Factset on a daily basis.

Fund management may provide, at any time, portfolio holdings information to:
(a) fund service providers and affiliates, such as the Funds' investment adviser, custodian and independent registered public accounting firm, to the extent necessary to perform services

26

for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The Funds will disclose their portfolio holdings in public SEC filings. The
Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the Funds, the investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds'
portfolio holdings information.

The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.

The Trust's Board of Trustees exercises oversight of these policies and procedures. In this regard, management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the Funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance report to the Board and will recommend any remedial changes to the procedures.

Purchase and Redemption Information
Shares of a Fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life,
LNY and other insurance companies. The offering price of a Fund's shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent
All securities, cash and other similar assets of the Funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh,
Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities;
transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for the Funds.

Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite
700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Independent
Registered Public Accounting Firm for the Funds. In addition to the audits of the financial statements of the Funds, other services provided include review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit
Committee.

Financial Statements
The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each Fund's 2011 annual report. We will provide a copy of each Fund's annual report on request and without charge. Either write
The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana
46801 or call: 1-800-4LINCOLN (454-6265).

Taxes
Each Fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of
1986 (the Code). If a Fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and

                                                                              27

net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the
Secretary of the Treasury to exclude foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each Fund also intends to comply with diversification regulations under Section
817(h) of the Code, that apply to mutual funds underlying variable contracts.
Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a Fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable
Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years.
Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal
Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Fund to qualify as a regulated investment company would also subject a Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since individual contract owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These
interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

28

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the Funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's
Corp.

Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                                                              29

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A
Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not overwhelming as for issues designated A-1.

Proxy Voting Procedures - Fund of Funds

Background
The Lincoln Variable Insurance Products Trust offers certain Fund of Funds.
Each Fund of Funds intends to invest substantially all of its assets in shares of the other Funds of the Trust and shares of other unaffiliated mutual funds
(each an "Underlying Fund"). Some Fund of Funds may also invest directly in equity and fixed income securities.

Procedures

To the extent that an Underlying Fund, whose shares are held by a Fund of
Funds, solicits a shareholder vote on any matter, the Fund of Funds shall vote such shares of the Underlying Fund in accordance with the following in the same proportion as the vote of all other holders of shares of such Underlying Fund.
This type of voting structure is commonly referred to as "mirror voting."

To the extent that the Fund of Funds directly invests in securities other than mutual funds, Lincoln Investment Advisors Corporation (the "Adviser") shall strive to vote proxies related to such securities in the best interests of the
Fund of Funds and the beneficial owners, the contract owners who own an interest in the Fund of Funds.

There may be situations where the Adviser may identify a conflict between the interests of the Fund shareholder, which is the Fund of Funds, and its beneficial owners, on the one hand, the interest of the Adviser, the Fund's principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand. Nevertheless, in those situations, the Adviser will vote the proxies in the best interests of the
Fund's shareholder and its beneficial owners. In the event that the Adviser identifies a material conflict, the Adviser will notify the Chief Compliance
Officer of the Trust of the conflict, how the proxy vote was cast and the rationale for the vote.

30

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund's portfolio manager as of each Fund's fiscal year ended December 31, 2011:

Lincoln Investment Advisors Corporation (LIA)

The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance.
Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager's compensation consists of the following:

BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager's individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.

ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.

                                                                              31